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     As filed with the Securities and Exchange Commission on August 16, 1996
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 13, 1996



                          DUKE REALTY INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)


     Indiana                         1-9044                    35-1740409
(State or jurisdiction of         (Commission               (I.R.S. Employer
incorporation or organization)    File Number)             Identification No.)


     8888 KEYSTONE CROSSING, SUITE 1200
     INDIANAPOLIS, INDIANA                                       46240
     (Address of principal executive offices)                  (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 574-3531


                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed with this report pursuant to Regulation S-K Item 601(b) in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant and Duke Realty Limited Partnership, file no. 33-61361, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

Exhibit
Number         Exhibit
- -------        -------

    1          Terms Agreement dated August 13, 1996.

    3 Designating Amendment to the Amended and Restated Articles of Incorporation of Duke Realty Investments, Inc. establishing the terms of the 9.10% Series A Cumulative Redeemable Preferred Stock.

    4.1 Deposit Agreement dated as of August 13, 1996, by and between Duke Realty Investments, Inc. and American Stock Transfer & Trust Co.

   4.2 Form of certificate for 9.10% Series A Cumulative Redeemable Preferred Stock.

   4.3         Form of temporary depositary receipt for depositary shares.

    5          Opinion of Bose McKinney & Evans, including consent.


                                       -2-

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    8          Tax Opinion of Bose McKinney & Evans, including consent.

   10 Third Amendment to the Amended and Restated Agreement of Limited Partnership of Duke Realty Limited Partnership.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DUKE REALTY INVESTMENTS, INC.



Date: August 15, 1996                        By: /s/ Dennis D. Oklak
                                             ------------------------
                                             Dennis D. Oklak
                                             Vice President

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